SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 26, 2001

ACCRUE SOFTWARE, INC.

(Exact name of Registrant as specified in its charter)

DELAWARE	000-26437	94-3238684

(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer

incorporation or organization)		Identification No.)

48634 Milmont Drive
FREMONT, CALIFORNIA 94538-7353
(Address of principal executive offices) (Zip code)

(510) 580-4500
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS
ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
CONSOLIDATED STATEMENT OF OPERATIONS
CONSOLIDATED BALANCE SHEET
NOTES TO UNAUDITED PRO FORMA FINANCIAL INFORMATION
SIGNATURES
INDEX TO EXHIBITS
EXHIBIT 2.1
EXHIBIT 99.1

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

On June 26, 2001, Accrue Software, Inc., (“Accrue” or the “Company”), its wholly owned subsidiary NeoVista Software, Inc. (“NeoVista”), and JDA Software Group, Inc., (“JDA”) executed an Asset Purchase Agreement (the “Agreement”), pursuant to which, Accrue and NeoVista sold and transferred to JDA intellectual property and technology assets (including the Decision Series, RDS Assort and RDS Profile software products), and also transferred seven employees (collectively referred to as “Decision Series Assets”) to JDA for $4,937,500 in cash, subject to indemnification and escrow provisions set forth in the Agreement. Pursuant to the Agreement, JDA granted back to Accrue a royalty free license to use and distribute the Decision Series software and other related intellectual property in certain market segments.

The Decision Series Assets were valued based on their current fair market value.

Accrue and JDA were parties to a strategic alliance agreement dated July 1, 2000 related to the marketing, development and distribution of software and other related products, which was terminated pursuant to the terms of the Agreement. However, there has been no other material relationship between JDA, NeoVista and Accrue or any of Accrue’s officers, directors or affiliates.

The preceding description of the Agreement is qualified in its entirety by reference to the copy of the Agreement included as Exhibit 2.1 hereto and which is incorporated herein by reference. A copy of the press release dated June 27, 2001, issued in connection with execution of the Agreement, is included as Exhibit 99.1 hereto and is incorporated herein by reference.

The June 27, 2001 press release filed as an exhibit to this report includes “safe harbor” language pursuant to the Private Securities Litigation Reform Act of 1995, as amended, indicating that certain statements about the Company’s business contained in the press release are “forward-looking” rather than “historic.” The press release also states that a more thorough discussion of certain factors which may affect the Company’s operating results is included in Accrue’s Registration Statement on Form S-1, and in Accrue’s other filings with the Securities and Exchange Commission, which are available at the Securities and Exchange Commission’s website (http://www.sec.gov).

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)	Financial Statements of Business Acquired.

Not applicable.

(b)	Pro Forma Financial Information.

      The following unaudited pro forma consolidated statement of operations for the year ended March 31, 2001 as well as the unaudited pro forma consolidated balance sheet as of March 31, 2001, were prepared to illustrate the estimated effects of the sale of the Decision Series Assets and the application of the net proceeds from the sale. The unaudited pro forma consolidated statement of operations assumes that the sale occurred as of April 1, 2000. The unaudited pro forma consolidated balance sheet assumes that the sale occurred as of March 31, 2001.

The unaudited pro forma financial information presented is derived from the audited consolidated financial statements of Accrue as of and for the year ended March 31, 2001. The unaudited pro forma financial information should be read in conjunction with “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and the consolidated financial statements of Accrue, including the notes thereto, appearing in Accrue’s Annual Form 10-K/A for the year ended March 31, 2001. The unaudited pro forma financial information and related notes are provided for informational purposes only and do not purport to be indicative of the financial position or results of operations that would have been reported had the events assumed occurred on the dates indicated, or purport to be indicative of results of operations, or financial condition that may be achieved in the future.

ACCRUE SOFTWARE, INC.
UNAUDITED PRO FORMA FINANCIAL INFORMATION

CONSOLIDATED STATEMENT OF OPERATIONS
YEAR ENDED MARCH 31, 2001
(in thousands, except per share data)

		Pro Forma
	Historical	Adjustments		Pro Forma

Net revenue:

Software license	$14,592	$(107	)(a)	$14,485

Maintenance and service	11,042	(75	)(a)	10,967

Total revenue	25,634	(182)		25,452

Cost of revenue:

Software license	871			871

Maintenance and service	8,043	(14	)(a)	8,029

Total cost of revenue	8,914	(14)		8,900

Gross profit	16,720	(168)		16,552

Operating expenses:

Research and development	9,454	(439	)(a)	9,015

Sales and marketing	14,193	(595	)(a)	13,598

General and administrative	9,569			9,569

In-process research and development	4,503			4,503

Amortization of intangibles	49,559			49,559

Goodwill impairment charge	139,665			139,665

Stock-based compensation expense	2,190			2,190

Total operating expenses	229,133	(1,034)		228,099

Loss from operations	(212,413)	866		(211,547)

Interest income	1,350			1,350

Other income	—	4,313	(b)	4,313

Interest expense	(156)			(156)

Net loss	$(211,219)	$5,179		$(206,040)

Net loss per share, basic and diluted	$(7.55)			$(7.37)

Shares used in computing net loss per share, basic and diluted	27,958			27,958

See accompanying notes to unaudited pro forma financial information.

ACCRUE SOFTWARE, INC.
UNAUDITED PRO FORMA FINANCIAL INFORMATION
AS OF MARCH 31, 2001

CONSOLIDATED BALANCE SHEET
(in thousands, except per share data)

		Pro Forma
	Historical	Adjustments		Pro Forma

ASSETS

Current assets:

Cash and cash equivalents	$11,951	$3,938	(c)	$15,889

Accounts receivable, net	1,868			1,868

Prepaid expenses and other current assets	2,782	500	(c)	3,282

Total current assets	16,601	4,438		21,039

Property and equipment, net	2,923			2,923

Intangible assets	10,383			10,383

Other assets	362			362

Total assets	$30,269	$4,438		$34,707

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities:

Accounts payable	$1,026			$1,026

Accrued liabilities	4,406	$125	(c)	4,531

Accrued liabilities, merger	80			80

Deferred revenue	4,897			4,897

Current portion of long-term debt	—			—

Short-term borrowings	2,000			2,000

Total current liabilities	12,409	125		12,534

Stockholders’ equity:

Common stock, $0.001 par value: Authorized:

75,000 shares; Issued and Outstanding: 27,277 and 30,295 shares in 2000 and 2001, respectively	31			31

Additional paid-in capital	264,996			264,996

Deferred stock-based compensation	(1,023)			(1,023)

Accumulated other comprehensive loss	(35)			(35)

Accumulated deficit	(246,109)	4,313	(c)	(241,796)

Total stockholders’ equity	17,860	4,313		22,173

Total liabilities and stockholders’ equity	$30,269	$4,438		$34,707

See accompanying notes to unaudited pro forma financial information.

ACCRUE SOFTWARE, INC.

NOTES TO UNAUDITED PRO FORMA FINANCIAL INFORMATION
(in thousands, except per share amounts)

NOTE 1 — BASIS OF PRESENTATION:

The unaudited pro forma financial information gives effect to Accrue’s sale of the intellectual property related to its Decision Series, RDS Assort and RDS Profile software products and the transfer of seven employees (collectively referred to as “Decision Series Assets”) consummated on June 26, 2001 pursuant to an Asset Purchase Agreement (the “Agreement”) between Accrue Software, Inc., its wholly owned subsidiary NeoVista Software, Inc. and JDA Software Group, Inc. (“JDA”). Pursuant to the Agreement, JDA granted back to Accrue a royalty free license to use and distribute the Decision Series software and other related intellectual property in certain market segments. Accrue received $4,938 for the sale of the Decision Series business of which $500 was placed in an escrow account which will be released to Accrue in June 2002, subject to indemnification and escrow provisions set forth in the Agreement. The Company has accrued $125 in transaction costs related to the sale of Decision Series Assets. Since Accrue’s basis in the intellectual property sold to JDA was zero, Accrue recognized a net gain of $4,313 from the transaction. The $500 held in escrow will be recognized as an additional gain on sale by Accrue if received as contemplated by the Agreement in June 2002.

The unaudited pro forma consolidated statement of operations for the year ended March 31, 2001 as well as the unaudited pro forma consolidated balance sheet as of March 31, 2001, were prepared to illustrate the estimated effects of the sale of the Decision Series Assets and the application of the net proceeds from the sale. The unaudited pro forma consolidated statement of operations assumes that the sale occurred as of April 1, 2000. The unaudited pro forma consolidated balance sheet assumes that the sale occurred as of March 31, 2001.

The unaudited pro forma financial information presented is derived from the audited consolidated financial statements of Accrue as of and for the year ended March 31, 2001. The unaudited pro forma financial information should be read in conjunction with “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and the consolidated financial statements of Accrue, including the notes thereto, appearing in Accrue’s Annual Form 10-K/A for the year ended March 31, 2001.

The unaudited pro forma financial information and related notes are provided for informational purposes only and do not purport to be indicative of the financial position or results of operations that would have been reported had the events assumed occurred on the dates indicated, or purport to be indicative of results of operations, or financial condition that may be achieved in the future.

NOTE 2 — PRO FORMA ADJUSTMENTS:

The following pro forma adjustments were applied to the pro forma financial information:

(a)	Adjustment to reflect the elimination of Decision Series software products revenue and cost of revenue as well as employee-related costs for the seven employees directly attributable to the Decision Series Assets transferred to JDA.

(b)	Adjustment to reflect the net gain on sale of Decision Series Assets line to JDA.

(c)	Adjustment to record cash proceeds from sale of Decision Series Assets of $3,938, receivable of $500, which was collected on June 29, 2001, and accrue transaction costs of $125. The net amount of $4,313 was recorded as a gain on sale.

(c)	Exhibits.

                      2.1      Asset Purchase Agreement dated as of June 26, 2001 among Accrue Software, Inc., NeoVista Software, Inc. and JDA Software Group, Inc.

                      99.1      Press release dated June 27, 2001.

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ACCRUE SOFTWARE, INC.

Date: July 11, 2001	By:	/s/ Harrison Paist Harrison Paist Chief Financial Officer

INDEX TO EXHIBITS

Exhibit
Number	Description

2.1	Asset Purchase Agreement dated as of June 26, 2001 among Accrue Software, Inc., NeoVista Software, Inc. and JDA Software Group, Inc.

99.1	Press release dated June 27, 2001.